SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-12

                      HYPERION BROOKFIELD INCOME FUND, INC.
                  (Formerly HYPERION STRATEGIC BOND FUND, INC.)
                           Registration No. 811-07359
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1)  Amount previously paid:
          (2)  Form, Schedule or Registration Statement no.:
          (3)  Filing Party:
          (4)  Date Filed:

                      HYPERION BROOKFIELD INCOME FUND, INC.
          Three World Financial Center, 200 Vesey Street, 10th Floor o
                         New York, New York 10281-1010

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                                           November 29, 2006

To the Stockholders:

     A Special Meeting of Stockholders of Hyperion Brookfield Income Fund, Inc. (formerly Hyperion Strategic Bond Fund, Inc.) (the "Fund") will be held at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010, on December 20, 2006, at 10:00 a.m., for the following purposes:

          1.   To elect Directors (Proposal 1).

          2. To amend the Fund's Articles of Incorporation to allow for stockholder voting by written consent (Proposal 2).

          3. To amend provisions in the Fund's Articles of Incorporation relating to automatic termination of the Fund (Proposal 3).

          4. To amend provisions in the Fund's Articles of Incorporation relating to liquidation of the Fund (Proposal 4).

          5. To amend the fundamental investment limitations of the Fund to allow the Fund to invest in commercial mortgage-backed securities
               (CMBS) and loans where the underlying assets are non-dollar denominated Commercial Mortgage Loans (Proposal 5).

          6. To transact any other business that may properly come before the meeting.

     The close of business on November 8, 2006 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

                                            By Order of the Board of Directors,

                                            Jonathan C. Tyras
                                            Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF UNLESS A QUORUM IS REPRESENTED. IF LESS THAN A QUORUM IS REPRESENTED, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature

Corporate Accounts

   (1)  ABC Corp.                                   ABC Corp.
   (2)  ABC Corp.                                   John Doe, Treasurer
   (3)  ABC Corp. c/o John Doe, Treasurer           John Doe
   (4)  ABC Corp. Profit Sharing Plan               John Doe, Trustee

Trust Accounts

   (1)  ABC Trust                                  John B. Doe, Trustee
   (2)  Jane B. Doe, Trustee u/t/d 12/28/78        Jane B. Doe

Custodial or Estate Accounts

   (1)  John B. Smith, Cust.                       John B. Smith
        f/b/o John B. Smith, Jr.
        UGMA
   (2)  John B. Smith                              John B. Smith, Jr., Executor

                      HYPERION BROOKFIELD INCOME FUND, INC.
          Three World Financial Center, 200 Vesey Street, 10th Floor o
                         New York, New York 10281-1010


                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion Brookfield Income Fund, Inc. (formerly Hyperion Strategic Bond Fund, Inc.) (the "Fund") of proxies to be used at a Special Meeting of Stockholders (the "Meeting") of the Fund to be held at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010, at 10:00 a.m. on December 20, 2006 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November 29, 2006. The matters to be acted upon at the meeting are set forth below.

          1.   To elect Directors (Proposal 1).

          2. To amend the Fund's Articles of Incorporation to allow for stockholder voting by written consent (Proposal 2).

          3. To amend provisions in the Fund's Articles of Incorporation relating to automatic termination of the Fund (Proposal 3).

          4. To amend provisions in the Fund's Articles of Incorporation relating to liquidation of the Fund (Proposal 4).

          5. To amend the fundamental investment limitations of the Fund to allow the Fund to invest in commercial mortgage-backed securities
               (CMBS) and loans where the underlying assets are non-dollar denominated Commercial Mortgage Loans (Proposal 5).

          6. To transact any other business that may properly come before the meeting.

     The annual report and semi-annual report is available free of charge by calling the Fund at 1-800-497-3746 or writing to the Fund at Attn: Shareholder Services, Hyperion Brookfield Income Fund, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

     Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the approval of the proposals presented in this Proxy Statement. The close of business on November 8, 2006 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each share held. On the Record Date there were 39,140,621 shares of the Fund outstanding. On each matter submitted to a vote of stockholders, each stockholder shall be entitled to one vote for each share of the Fund owned. The shares will have equal voting rights of one vote per share and vote together as a single class.

     The Fund's charter provides that the presence of stockholders holding one-third of the shares entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business. In the absence of a quorum no business may be transacted, except that the stockholders of a majority of the shares present in person or by proxy and entitled to vote may adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the holders of the requisite amount of shares are present. At any such adjourned meeting at which a quorum is present, any business may be transacted which could have been transacted at the original meeting. A stockholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. An abstention has the same effect as a share voted "No" on a proposal for which a majority or more of total shares issued and outstanding is required for approval.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Summary of the Proposal

     Stockholders are being asked to vote on nominees (each, a "Nominee") for five Board positions open to Directors who are not interested persons of the Fund pursuant to Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") (the "Disinterested Directors") and one position for a person who is an interested person pursuant to Section 2(a)(19) of the 1940 Act (the "Interested Director"). The Disinterested Director positions are currently held by Messrs. Robert F. Birch, Rodman L. Drake, and Harald R. Hansen. Messrs. Stuart A. McFarland and Louis P. Salvatore have been nominated to fill two other positions. The Interested Director position is currently held by Mr. Clifford E. Lai.

Information Concerning Nominees and Directors

     The Board has nominated and recommends that Messrs. Robert F. Birch, Rodman
L. Drake, Harald R. Hansen, Stuart A. McFarland and Louis P. Salvatore be elected as Disinterested Directors and Mr. Clifford E. Lai be elected as an Interested Director by stockholders for membership on the Board of Directors. Information about each Nominee is included below. Each Director shall hold office until his successor has been duly elected and qualified, or until his earlier resignation or removal. The Nominees have agreed to serve on the Board, but if a Nominee should for any reason become unable or unwilling to serve, the proxies will be voted or not voted in accordance with the judgment of the persons named as attorneys-in-fact in the proxies with respect to the vacancy created by that Nominee's inability or unwillingness to serve. If the Nominees are able to serve, the attorneys-in-fact will vote the proxies as instructed on the proxy cards.

     The following table provides information concerning the Nominees to the Board of Directors of the Fund.

                                                                                                              Number of
                                                                                                              Portfolios in
                           Position(s) Held with Fund     Principal Occupation(s)                             Fund Complex
Name, Address              and Term of Office and         During Past 5 Years and                             Overseen by
and Age                    Length of Time Served          Other Directorships Held by Director                Director
-------------------------- ------------------------------ --------------------------------------------------- -------------------

Interested Director Nominee

Clifford E. Lai*           Director and Chairman of the   Managing Partner of Brookfield Asset Management,            4
c/o Three World            Board                          Inc. (2006-Present); Managing Partner
Financial Center, 200                                     (2005-Present), Chief Executive Officer
Vesey Street, 10th         Elected since September 2000   (1998-Present), President (1998-2006) and Chief
Floor,                                                    Investment Officer (1993-2002) of the Advisor;
New York, New York                                        President, Chief Executive Officer and Director
10281-1010                                                of Crystal River Capital, Inc. (2005-Present);
                                                          President and Director of several investment
Age 53                                                    companies advised by the Advisor (1995-Present);
                                                          and Co-Chairman (2003-2006) and Board of Managers
                                                          (1995-2006) of Hyperion GMAC Capital Advisors,
                                                          LLC (formerly, Lend Lease Hyperion Capital, LLC).

Disinterested Director Nominees

Robert F. Birch            Director, Member of the        Director of several investment companies advised            4
c/o Three World            Audit Committee, Member of     by the Advisor (1998-Present); President of New
Financial Center, 200      Nominating and Compensation    America High Income Fund (1992-Present); and
Vesey Street, 10th         Committee                      Director of Brandywine Funds (3) (2001-Present).
Floor,
New York, New York         Director since April 2002
10281-1010

Age 70

Rodman L. Drake            Director, Chairman of the      Chairman (2003-Present) and Director                        4
c/o Three World            Audit Committee, Chairman of   (1989-Present) of several investment companies
Financial Center, 200      Nominating and Compensation    advised by the Advisor; Director of Crystal River
Vesey Street, 10th         Committee                      Capital, Inc. (2005-Present); Director of Celgene
Floor,                                                    Corporation ("CELG") (April 2006- Present);
New York, New York         Director since May 2005        Director of Student Loan Corporation ("STU")
10281-1010                                                (2005-Present); General Partner of Resource
                                                          Capital Fund I, II & III CIP L.P. (1998-Present);
Age 63                                                    Co-founder of Baringo Capital LLC (2002-Present);
                                                          Director of Jackson Hewitt Tax Services Inc.
                                                          ("JTX") (2004-Present); Director of Animal
                                                          Medical Center (2002-Present); Director and/or
                                                          Lead Director of Parsons Brinckerhoff, Inc.
                                                          (1995-Present); and Trustee of Excelsior Funds
                                                          (33) (1994-Present).

Harald R. Hansen           Director, Member of the        Director of other investment company advised by             2
c/o Three World            Audit Committee, Member of     the Advisor; Director of Crystal River Capital,
Financial Center, 200      Nominating and Compensation    Inc. (2005-Present); Director of Georgia Commerce
Vesey Street, 10th         Committee                      Bank (2002-Present); Director of Midtown Alliance
Floor,                                                    (1988-Present);  Chairman of the Board of U.S.
New York, New York         Director since December 1999   Disabled Athletes Fund (1991-Present); Trustee
10281-1010                                                and Vice Chairman of the Board of Oglethorpe
                                                          University (1993-Present); President of the Board
Age 75                                                    of Trustees of Asheville School (1996-Present);
                                                          Trustee of the Tull Foundation (1996-Present);
                                                          and Member of Advisory Board of Directors of
                                                          Wachovia Corp. of Georgia (1996-Present).
Stuart A. McFarland                                       Director of several investment companies advised            2
c/o Three World                                           by the Advisor (2006-Present); Director of
Financial Center, 200                                     Brandywine Funds (2003- Present); Director of New
Vesey Street, 10th                                        Castle Investment Corp. (2000-Present); Chairman
Floor,                                                    and Chief Executive Officer of Federal City
New York, New York                                        Bancorp, Inc. (2005-Present); Managing Partner of
10281-1010                                                Federal City Capital Advisors (1997-Present).

Age 59

Louis P. Salvatore                                        Director of several investment companies advised            2
c/o Three World                                           by the Advisor (2005-Present); Director of
Financial Center, 200                                     Crystal River Capital, Inc. (2005-Present);
Vesey Street, 10th                                        Director of Turner Corp. (2003-Present); Director
Floor,                                                    of Jackson Hewitt Tax Services, Inc.
New York, New York                                        (2004-Present); Employee of Arthur Andersen LLP
10281-1010                                                (2002-Present); Partner of Arthur Andersen LLP
                                                          (1977-2002).
Age 59

------------------
* Mr. Lai is an "interested person" as defined in the 1940 Act because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund's advisor
(the "Advisor").

Officers of the Fund

     The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund, to hold office at the discretion of the Board of Directors for one year and until their successors are chosen and qualified. The
Board of Directors has elected four officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2006 fiscal year. An asterisk (*) indicates a person is an "interested person" as defined in the 1940 Act, because of affiliations with the Advisor. The following table sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:







Name, Address                   Position(s) Held with   Term of Office and         Principal Occupation(s)
and Age                         Fund                    Length of Time Served      During Past 5 Years
------------------------------- ----------------------- -------------------------- -----------------------------------------
John H. Dolan*                  President               Elected since September    Managing Partner (2005-Present), Chief
c/o Three World Financial                               2003                       Investment Strategist (1998-Present)
Center,                                                                            and Chief Investment Officer
200 Vesey Street,                                                                  (2002-Present) of the Advisor; Chief
10th Floor,                                                                        Investment Officer of Crystal River
New York, New York 10281-1010                                                      Capital, Inc. (2005-Present); Board of
                                                                                   Managers of Hyperion GMAC Capital
Age 52                                                                             Advisors, LLC (formerly Lend Lease
                                                                                   Hyperion Capital, LLC) (1995-2006).

Thomas F. Doodian*              Treasurer               Elected since December     Managing Director, Chief Operating
c/o Three World Financial                               1999                       Officer (1998-Present) and Chief
Center,                                                                            Financial Officer (2000-Present) of the
200 Vesey Street,                                                                  Advisor; Treasurer of several
10th Floor,                                                                        investment companies advised by the
New York, New York 10281-1010                                                      Advisor (1996-Present); Treasurer of
                                                                                   Hyperion GMAC Capital Advisors, LLC
Age 47                                                                             (formerly Lend Lease Hyperion Capital,
                                                                                   LLC) (1996-2006).

Jonathan C. Tyras*              Secretary               Elected since November     Director, General Counsel and Secretary
c/o Three World Financial                               2006**                     (October 2006-Present) of the Advisor;
Center,                                                                            Vice President, General Counsel and
200 Vesey Street,                                                                  Secretary of Crystal River Capital,
10th Floor,                                                                        Inc. (November 2006-Present); Secretary
New York, New York 10281-1010                                                      of several investment companies advised
                                                                                   by the Advisor (November 2006-Present);
Age 37                                                                             Attorney at Paul, Hastings, Janofsky &
                                                                                   Walker LLP (1998-October 2006).

Josielyne K. Pacifico*          Chief Compliance        Elected August 2006**      Vice President, Compliance Officer
c/o Three World Financial       Officer ("CCO")                                    (July 2005-August 2006), Assistant
Center,                                                                            General Counsel (July 2006-Present) and
200 Vesey Street,                                                                  CCO (September 2006-Present) of the
10th Floor,                                                                        Advisor; CCO of several investment
New York, New York 10281-1010                                                      companies advised by the Advisor
                                                                                   (November 2006-Present); Compliance
Age 34                                                                             Manager of Marsh & McLennan Companies
                                                                                   (2004-2005); Staff Attorney at the
                                                                                   United States Securities and Exchange
                                                                                   Commission (2001-2004).


** Daniel S. Kim served as the Secretary and CCO of the Fund and the Advisor until August 2006.

Share Ownership

     As of the Record Date, the Nominees and executive officers of the Fund beneficially owned individually and collectively as a group less than one percent of the outstanding shares of the Fund.

     The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Fund Complex as of September 30, 2006. The Fund Complex is comprised of the Fund, Hyperion Collateralized Securities Fund, Inc., The Hyperion Total Return Fund, Inc. and The Hyperion Strategic Mortgage Income Fund, Inc. as of September 30, 2006. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                                                      Aggregate Dollar Range of Equity
                                          Dollar Range of Equity      Securities in All Funds Overseen by
                                          Securities in the Fund      Director in Family of Investment
Name of Nominees/Director                                             Companies
----------------------------------------- --------------------------- -----------------------------------------
Interested Director Nominee
Clifford E. Lai                           $1 - $10,000                Over $100,000
Disinterested Director
Nominees
Robert F. Birch                           $0                          $50,001-$100,000
Rodman L. Drake                           $0                          $50,001-$100,000
Harald R. Hansen                          $0                          $0
Stuart A. McFarland                       $0                          $10,001-$50,000
Louis P. Salvatore                        $0                          $50,001-$100,000

Compensation of Directors and Executive Officers

     No remuneration was paid by the Fund to persons who were directors, officers or employees of the Advisor or any affiliate thereof for their services as Directors or officers of the Fund. Each Disinterested Director of the Fund is entitled to receive a fee of $12,000 per year.* The following table sets forth information concerning the compensation received by Directors for the fiscal year ended July 31, 2006.

                                Directors' Aggregate Compensation      Total Directors' Compensation
Name of Nominees/Director       from the Fund                          from the Fund and the Fund Complex
--------------------------------------------------------------------------------------------------------------------
Robert F. Birch                 $ 9,500                                $61,250
Rodman L. Drake                 $ 9,500                                $72,500
Harald R. Hansen                $ 9,500                                $21,500
Stuart A. McFarland             $ 0                                    $35,500
Louis P. Salvatore              $ 0                                    $40,500

* As of March 21, 2006, the Directors' fee was increased from $7,000 to $12,000 per year.


Standing Committees and Board Meetings

     The Fund has a standing Audit Committee which was established in accordance with Section 3(a)(58)(A) of the Securities Act of 1934 and presently consists of Messrs. Birch, Drake and Hansen, all of whom are members of the Board of Directors and are currently Disinterested Directors of the Fund. Mr. Drake currently serves as Chairman of the Audit Committee. The Committee is composed entirely of members who are not "interested persons," as such term is defined in the 1940 Act. The principal functions of the Fund's Audit Committee are to select the Fund's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Attachment A. The report of the Audit Committee is presented below. During the last fiscal year of the Fund, the full Board of Directors met four times, and the Audit Committee met once. All of the members of the Audit Committee attended all of the Audit Committee meetings. All of the Directors attended at least 75% of the aggregate of the Board meetings and the Committee meetings.

     The Fund has a Nominating and Compensation Committee. The Nominating and Compensation Committee presently consists of Messrs. Drake, Birch, and Hansen. The Committee members are Disinterested Directors. Mr. Drake currently serves as Chairman of the Nominating and Compensation Committee. The Nominating and Compensation Committee met twice during the last fiscal year of the Fund. The function of the Nominating and Compensation Committee is to recommend candidates for election to the Board as Disinterested Directors. The Nominating and Compensation Committee evaluates candidates' qualifications for Board membership and their independence from the Fund's managers and other principal service providers.

     The Nominating and Compensation Committee will consider nominees recommended by stockholders, who, separately or as a group, own at least one percent of the Fund's shares. The minimum requirements for proposed nominees include the following:

     1. With respect to nominations for Disinterested Directors, nominees shall be independent of the Fund's advisor and other principal service providers. The Nominating and Compensation Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

     2. Disinterested Director nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or other applicable securities exchange.

     3. With respect to all Directors, nominees must qualify under all applicable laws and regulations.

     4. The Nominating and Compensation Committee may also require such other factors as it may determine to be relevant.

     When identifying and evaluating prospective nominees, the Committee shall review all recommendations in the same manner, including those received from stockholders. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above will then be considered by the Committee with respect to any other qualifications deemed to be important by the Committee. Those nominees meeting the minimum and other qualifications and determined by the Committee as suitable shall be included on the Fund's proxy card.

     Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. The Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. The Board of Directors has adopted a written charter for the Nominating and Compensation Committee, which is attached to this Proxy Statement as Attachment B.

Stockholder Communications with Board of Directors and Board Attendance at Annual Meetings

     The Fund's Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

Audit Committee Report

     On September 26, 2006, the Audit Committee reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended July 31, 2006. The Audit Committee discussed with Briggs Bunting & Dougherty, LLP ("BBD") the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee received and reviewed the written disclosures and the letter from BBD required by Independence Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standards Board, and have discussed with BBD, the independent registered public accounting firm's independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to stockholders required by
Section 30(e) of the 1940 Act and Rule 30d-1 thereunder for the fiscal year ended July 31, 2006.

Robert F. Birch- Audit Committee Member
Rodman L. Drake - Audit Committee Chairman
Harald R. Hansen - Audit Committee Member

Audit Fees

     For the fiscal year ended July 31, 2006, BBD billed the Registrant aggregate fees of $40,000 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the Registrant's annual report to shareholders.

     For the fiscal year ended July 31, 2005, Holtz Rubenstein Reminick LLP ("HRR") billed the Registrant aggregate fees of $34,000 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the Registrant's annual report to shareholders.

Tax Fees

     In the fiscal year ended July 31, 2006, HRR billed the Registrant aggregate fees of $6,260 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

     In the fiscal year ended July 31, 2005, Schwartz & Hofflich, LLP ("S&H") billed the Registrant aggregate fees of $4,225 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

Required Vote

     Election of the listed Nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund present or represented by proxy at the Meeting.

     The Board, including the Disinterested Directors, unanimously recommends that you vote "FOR" approval of the nominees.

                PROPOSAL 2: STOCKHOLDER VOTING BY WRITTEN CONSENT

Summary of the Proposal

     It is being proposed that the Fund's Articles of Incorporation be amended to allow for stockholder voting by written consent. The Fund's Articles of Incorporation do not specifically provide for stockholder vote by written consent. While Maryland law permits shareholders of a Maryland corporation to act by unanimous written consent without a meeting, it can be impractical to obtain the required consent of all stockholders at times. Under Maryland law, if the Fund's Articles of Incorporation permit, shareholders may act or consent to an action by written consent of as many shares as would be required if the vote were taken at a meeting of stockholders. Because the Fund is privately offered, it has relatively few stockholders. Accordingly, permitting stockholder action to be taken by written consent could at times be more efficient and less expensive for the Fund than obtaining shareholder approvals at a stockholder meeting. If the Fund were to seek shareholder action by written consent, it would continue to be subject to applicable provisions of the federal securities laws relating to providing proxy statements or information statements to stockholders. The text of the current Article and the proposed Article of Amendment are set forth in Attachment C to this Proxy Statement.

Required Vote

     Approval of the amendment to the Articles of Incorporation to provide stockholder vote by written consent requires the affirmative vote of at least a majority of shares issued and outstanding as of the Record Date. After considering all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Maryland General Corporation Law, the Board, including the Disinterested Directors, unanimously approved an amendment to the Articles of Incorporation to permit stockholders to act by written consent.

The Board, including the Disinterested Directors, unanimously recommends that you vote "FOR" Proposal 2.

                   PROPOSAL 3: PERPETUAL DURATION OF THE FUND

Summary of the Proposal

     The Fund's Articles of Incorporation currently provide for the termination of the Fund's existence on December 31, 2006, unless the shareholders holding more than 75% of the outstanding shares of the Fund agree to extend the duration for successive one-year periods. This provision requires that the Fund obtain the express authorization from shareholders to continue the operation of the Fund. Accordingly, providing for perpetual duration of the Fund could be more practical and less expensive for the Fund than obtaining annual shareholder approval. If the Fund were to have perpetual existence, it may still be liquidated at any time with the requisite shareholder approval. Shareholders may also have the opportunity to tender their shares if the Board of Directors determines to authorize the Fund to make a tender offer. The text of the current Article and the proposed Article of Amendment are set forth in Attachment C to this Proxy Statement.

Required Vote

     Approval of the amendment to the Articles of Incorporation to provide for the perpetual duration of the Fund requires the affirmative vote of at least a majority of shares issued and outstanding as of the Record Date. After considering all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Maryland General Corporation Law, the Board, including the Disinterested Directors, unanimously approved an amendment to the Articles of Incorporation to provide for the perpetual existence of the Fund.

The Board, including the Disinterested Directors, unanimously recommends that you vote "FOR" Proposal 3.

           PROPOSAL 4: AMEND REQUIREMENTS FOR LIQUIDATION OF THE FUND

Summary of the Proposal

     Liquidation of the Fund is currently subject to the unanimous consent of the shareholders. This provision requires that all shareholders, regardless of the size of their investment in the Fund, must provide their consent in order to liquidate the Fund. Accordingly, providing for the approval of liquidation by the affirmative vote of two-thirds of all shares entitled to vote may be more practical and preclude the unnecessary expense of continuing operations with insignificant investments. Shareholders may also have the opportunity to tender their shares if the Board of Directors determines to authorize the Fund to make a tender offer. The text of the current Article and the proposed Article of Amendment are set forth in Attachment C to this Proxy Statement.

Required Vote

     Approval of the amendment to the Articles of Incorporation to provide for the liquidation of the Fund by vote of a majority of shareholders requires the affirmative vote of at least a majority of shares issued and outstanding as of the Record Date. After considering all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Maryland General Corporation Law, the Board, including the Disinterested Directors, unanimously approved an amendment to the Articles of Incorporation to provide for liquidation of the Fund by a vote of two-thirds of all shares of the Fund entitled to vote.

The Board, including the Disinterested Directors, unanimously recommends that you vote "FOR" Proposal 4.

 PROPOSAL 5: INVEST IN CMBS AND LOANS WHERE THE UNDERLYING ASSETS ARE NON-DOLLAR
                     DENOMINATED COMMERCIAL MORTGAGE LOANS

Summary of the Proposal

     The Fund currently may not invest in commercial mortgage-backed securities or loans where the underlying assets are non-dollar denominated Commercial Mortgage Loans, due to a fundamental investment restriction that may not be changed without stockholder approval. The domestic CMBS markets have grown significantly and the establishment of an efficient market domestically has fueled growth in non-dollar denominated commercial mortgage loans and securitizations. Supply of non-dollar denominated product has grown and offers attractive relative value investment opportunities. As markets become ever more global, it is to the Fund's advantage to be able to invest in loans backed by real estate in diversified economies. The non-dollar denominated markets have developed rapidly in recent years and involvement in these markets may aid the Fund in meeting its investment targets. The Fund's investment strategy will not change from its current strategy, but allowing the Fund to invest in non-dollar denominated products will provide it with the ability to pursue such opportunities should they become available. The text of the current and the proposed investment restrictions are set forth in Attachment C to this Proxy Statement.

     Changes in foreign exchange rates will affect the value of those investments where the underlying assets are denominated in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

Required Vote

     Approval of a change of a fundamental investment restriction requires the affirmative vote of the holders of at least 75% of the shares issued and outstanding as of the Record Date. After carefully reviewing all of the factors described above, the Board, including the Disinterested Directors, unanimously approved authorizing the Fund to invest in CMBS and loans where the underlying assets are non-dollar denominated Commercial Mortgage Loans votes.

The Board, including the Disinterested Directors, unanimously recommends that you vote "FOR" Proposal 5.

                               GENERAL INFORMATION

                        MANAGEMENT AND SERVICE PROVIDERS

The Advisor

     The Fund entered into a management agreement with Hyperion Brookfield Asset Management, Inc. (formerly "Hyperion Capital Management, Inc.") (the "Advisor") on April 28, 2005. The Advisor has served as investment advisor to the Fund since the Fund's inception. The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The Advisor's business address is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Subject to the authority of the Board of Directors, the Advisor is responsible for the overall management of the Fund's business affairs. As of September 30, 2006, the Advisor had approximately $20 billion in assets under management. The Advisor's clients include pensions, foundations and endowments, insurance companies, real estate investment trusts and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the mortgage-backed securities ("MBS") and asset-backed securities ("ABS") markets.

     Mr. Clifford E. Lai, a Nominee and Director of the Fund, is the CEO and a Managing Partner of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits. Mr. John J. Feeney is the President, Managing Partner and Director of Marketing of the Advisor. Mr. John H. Dolan is a Managing Partner and Chief Investment Officer of the Advisor and President of the Fund. Mr.
Thomas F. Doodian is Chief Financial Officer, Chief Operating Officer and Treasurer of the Advisor, and Treasurer of the Fund. Mr. Jonathan C. Tyras is General Counsel and Secretary of the Advisor, and Secretary of the Fund. Ms. Josielyne K. Pacifico is CCO of the Advisor, and CCO of the Fund.

     The Advisor provides advisory services to several other registered investment companies, all of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and ABS, and in using hedging techniques. Investment advisory fees paid by the Fund to the Advisor, net of waived fees, for the last fiscal year of the Fund ended July 31, 2006, amounted to $1,079,210.

     In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                                  Approximate Net Assets
Name of Fund                                 Investment Advisory Management Fees                  at September 30, 2006
-------------------------------------------- ---------------------------------------------------- -------------------------------
The Hyperion Strategic Mortgage Income       0.65% of its average weekly net assets               $ 143,000,000
Fund, Inc.

The Hyperion Total Return Fund, Inc.         0.65% of its average weekly net assets               $ 280,000,000

Hyperion Collateralized Securities Fund,     0.41% of its average weekly net assets               $ 686,000,000
Inc.



Brokerage Commissions

     The Fund paid no brokerage commissions or future commissions on its securities purchases during its last fiscal year. The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.

     The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Management Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

                COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and Directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended July 31, 2006, all filing requirements applicable to the Fund's officers, Directors, and greater than ten-percent beneficial owners were complied with.

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

     As of the Record Date to the best of the Fund's knowledge, the following persons owned beneficially more than five percent of the Fund's outstanding shares:

--------------------- ---------------------------------------------------- -------------------- --------------
                                                                           Amount and Nature
                                                                           of Beneficial        Percent of
Title of Share Class                                                       Ownership            Share Class
                      Name and Address of Beneficial Owner
--------------------- ---------------------------------------------------- -------------------- --------------
Common shares         General Motors Trust Bank N.A. TTEE                    18,772,888.623        47.96%
                      GMAM Investment Funds Trust
                      767 Fifth Avenue, 16th Floor
                      New York, NY 10153-0023
--------------------- ---------------------------------------------------- -------------------- --------------
Common shares         GMAM Group Pension Trust I                              3,945,648.225        10.08%
                      State Street Financial Center
                      One Lincoln Street / SFC-8
                      Boston, MA 02111-2900
--------------------- ---------------------------------------------------- -------------------- --------------
Common shares         General Motors Trust Company TTEE                       1,556,367.984         3.98%
                      GMAM Investment Funds Trust II
                      767 Fifth Avenue
                      New York, NY 10153-0023
--------------------- ---------------------------------------------------- -------------------- --------------
Common shares         Stichting Pensioenfonds ABP                            14,802,896.975        37.82%
                      666 Third Avenue, 2nd Floor
                      New York, NY 10017-4063
--------------------- ---------------------------------------------------- -------------------- --------------

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     Stockholders wishing to nominate Directors or submit other proposals must provide notice in writing to the Secretary of the Fund. Because the Fund does not expect to hold annual meetings, stockholder proposals must satisfy the requirements of the federal securities laws. All proposals by stockholders of the Fund that are intended to be presented at the Fund's next annual or special meeting of stockholders must be received by the Fund for inclusion in the Fund's next proxy statement and proxy relating to that meeting in reasonable time before any such meeting. The chairperson of the meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing and assembling material in connection with this solicitation of proxies will be borne by the Fund. The cost of mailing material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally by regular employees of the Fund, or the Advisor. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

November 29, 2006

                                  Attachment A


                                 HYPERION FUNDS

                      The Hyperion Total Return Fund, Inc.
                The Hyperion Strategic Mortgage Income Fund, Inc.
                      Hyperion Brookfield Income Fund, Inc.
                  Hyperion Collateralized Securities Fund, Inc.
            (As a single entity "Fund," and collectively the "Funds")


                             Audit Committee Charter



1. Requirements for Membership: The Audit Committee shall consist of at least three Directors, each of whom has no relationship to the Fund or its management that may interfere with the exercise of their independence from management and the Fund ("Independent"). The restrictions contained in Attachment A to this Charter with respect to the definition of Independent shall apply to every Audit Committee member.

     The Board of Directors for each Fund will determine annually whether there is at least one member of the Audit Committee who is an audit committee financial expert as defined in Item 3 of Form N-CSR. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as such qualification is interpreted by the Board of Directors in its business judgment.

2.   Purposes: The purposes of the Audit Committee are:

     a. oversight of the Fund's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

     b. oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof;

     c. oversight, or, as appropriate, assist the Board of Directors with oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

     d. responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

     e. maintenance of a liaison between the independent auditors and the Board of Directors;

     f. establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter (if any), or any other provider of accounting related services for the Fund of concerns regarding questionable accounting or auditing matters; and

     g. preparation of an Audit Committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of Directors.

     The independent auditors for the Fund shall report directly to the Audit Committee and the Audit Committee shall regularly report to the Board of Directors.

3.   Duties and Powers: The duties and powers of the Audit Committee are:

     a. to approve prior to appointment the engagement of auditors to annually prepare and issue an audit report or related work or perform other audit, review or attest services for the Fund and to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

          (i) all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

          (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and

          (iii) the audit firm's internal quality-control procedures.

     b. to approve prior to appointment the engagement of the auditor to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

     c. to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (a) or (b) above;

     d. to consider the controls applied to the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

     e. to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

     f. to oversee the independent auditors, using meetings with the auditors, including private meetings, as desired by the Audit Committee or the auditors: (i) to review the plan for and the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the financial statements, including any adjustment to the statements recommended by the auditors, or other matters arising from the audit; (iii) to consider the auditors' comments with respect to accounting and financial reporting policies, procedures, and internal control over financial reporting (including the Fund's critical accounting policies and practices), and to consider management's responses to the comments; (iv) to the extent that Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting; (v) to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto; (vi) to resolve disagreements between management and the auditors regarding financial reporting; (vii) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service; and (viii) to review the form of opinion the auditors propose to submit to the Board of Directors and the shareholders;

     g. to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including, as applicable to a Fund that is publicly traded on an Exchange, the Fund's disclosures under "Management's Discussion of Fund Performance;

     h. to receive at least annually a report from the independent auditor 90 days prior to the filing of the auditor's report (or receive an updated report, if the auditor's annual report is presented to the Audit Committee more than 90 days prior to the filing of the auditor's report) which includes the following: (i) all critical accounting policies and practices used by the Fund, (ii) all material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (3) other material written communications between the independent auditor and the management of the Fund, and (4) a description of all non-audit services provided, including fees associated with the services, to the Fund complex that were not subject to the pre-approval requirements as discussed above.

     i. to consider the effect of any changes in accounting principles or practices proposed by management or the auditors;

     j. to review security valuation procedures employed with respect to any asset or class of asset for which there is not a readily determinable market value;

     k.   to  review  and  discuss  with  management,   including  any  officers
          certifying the Fund's Form N-CSR, the Fund's audited financial statements as well as any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Fund; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

     l. to discuss all disclosures made by the Fund's officers certifying the Fund's Form N-CSR to the Audit Committee, based on such officer's most recent evaluation as to (i) all significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Fund's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Fund's internal control over financial reporting;

     m. to investigate any improprieties or suspected improprieties in Fund activities; and

     n. to discuss generally the Fund's earnings press releases, if any, as well as any financial information and earnings guidance provided to analysts and rating agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

     o.   to review in a general manner, but not as an Audit Committee to assume
          responsibility   for,  the  Fund's  processes  with  respect  to  risk
          assessment and risk management;

     p. to set clear policies relating to the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors;

     q. to report on its activities to the Board of Directors on a regular basis and to make any recommendations deemed necessary or appropriate; and

     r. to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate, and for ordinary administrative expenses of the Audit Committee that are necessary and appropriate to carry out the Audit Committee's duties.

     The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approval shall be presented to the full Audit Committee at its next regularly scheduled meeting.

4. Role of the Audit Committee: The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent full-time employees of the Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Director is not a member.

5.   Operations of the Audit Committee:

     a. the Audit Committee shall meet on a regular basis and may hold special meetings, as desired. Such meetings shall include meetings with management and with the independent auditors, as appropriate. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

     b. the Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Audit Committee may act by written consent, to the extent permitted by law and by the Fund's By-Laws.

     c. the Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation. The Audit Committee shall hold regular meetings with management, independent auditors and with personnel responsible for the internal audit function, as appropriate.

     d. the Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

     e. the Audit Committee may select one of its members to be the chair and may select a vice chair.

     f. a majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

     g.   the Audit  Committee has the authority to retain  independent  counsel
          and  other   advisors  as  it  deems   appropriate  to  discharge  its
          responsibilities.

     h. the Audit Committee has the authority to request that the Fund provide adequate funding for the Audit Committee.

     i. the Audit Committee shall review and assess the adequacy of this Charter on at least an annual basis.

     j.   the Audit Committee shall evaluate its performance at least annually.



Revised: November 7, 2006

ATTACHMENT A

AUDIT COMMITTEE CHARTER DEFINITIONS


Independent:   In addition to the definition of Independent provided in the text of the Charter, the following restrictions shall apply to every Audit Committee member:

          (1). Employees. A Director who is an employee (including non-employee executive officers) of the Fund or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Fund, the Director could serve on the Audit Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

          (2). Business Relationship. A Director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund, or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Audit Committee only if the Fund's Board of Directors determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Fund, to the Director, and, if applicable, to the organization with which the Director is affiliated.

               "Business Relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Fund, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Audit Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Director is affiliated and the Fund, (2) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director and the Fund.

          (3). Cross Compensation Committee Link. A Director who is employed as an executive of another corporation where any of the Fund's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

          (4). Immediate Family. A Director who is an Immediate Family member of an individual who is an executive officer of the Fund or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

               "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

          (5). Compensation. The Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund or an affiliate of the Fund; or (ii) be an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act).



Revised: November 7, 2006

                                  Attachment B


                                 HYPERION FUNDS

                      The Hyperion Total Return Fund, Inc.
                The Hyperion Strategic Mortgage Income Fund, Inc.
                      Hyperion Brookfield Income Fund, Inc.
                  Hyperion Collateralized Securities Fund, Inc.
            (As a single entity "Fund," and collectively the "Funds")

                  Nominating and Compensation Committee Charter


Nominating and Compensation Committee Membership

     The Nominating and Compensation Committee (the "Committee") of each Fund shall be composed entirely of Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940 (the "1940 Act") (the
"Disinterested Directors") and may be comprised of one or more such Disinterested Directors.

Board Nominations and Functions

1. The Committee shall make nominations for Disinterested Director membership on the Board of Directors (the "Board"). The Committee shall evaluate candidates' qualifications for Board membership, and their independence from the Fund's investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Fund. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board, including whether nominees would qualify for service on a Fund's audit committee under the rules of the New York Stock Exchange or other applicable securities exchange.

2. The President and other officers of the Fund may recommend candidates for the Board. The Committee shall give candidates recommended by the President and other officers of the Fund the same consideration as any other candidate.

3. The Committee may establish procedures for the consideration of shareholder nominees.

4. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

5. The Committee shall periodically review Director compensation and shall recommend any appropriate changes to the Board as a group.

Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees of the Fund and shall review Board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.   The Committee shall normally meet at least once yearly prior to the meeting
     of  the  full  Board  and  is  empowered   to  hold  special   meetings  as
     circumstances require.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Disinterested Director or Fund counsel and to retain other experts at the expense of the Fund.

3. The Committee shall review this Charter at least annually and recommend any changes to the full Board.



Adopted: September 2004

                                  Attachment C


           Summary of New Proposed Provisions with Current Provisions

Proposal 2:  To  amend  the  Fund's  Articles  of  Incorporation  to  allow  for stockholder voting by written consent

Current Article 6(4)(d):
          "(d) Voting. On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each share standing in his name on the books of the Corporation."

Proposed Article 6(4)(d):
          "(d) Voting. On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each share standing in his name on the books of the Corporation. The holders of Common Stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the Corporation gives notice of the action to each holder of the class of Common Stock not later than 10 days after the effective date of the action."


Proposal 3: To amend provisions in the Fund's Articles of Incorporation relating to automatic termination of the Fund

Current Article 8(7):
          "(7) The duration of the [Corporation's existence will terminate on December 31, 2001 provided that the duration of the Corporation may be extended for successive one-year periods provided that each continuance is specifically approved in advance by holders of more than 75% of the shares of the Corporation's Common Stock. Notwithstanding the foregoing, the Corporation may be liquidated at any time subject to the unanimous consent of the stockholders.]"

Proposed Article 8(7):
          "(7) The duration of the Corporation will be perpetual."

Proposal 4: To amend provisions in the Fund's Articles of Incorporation relating to liquidation of the Fund

Current Article 6(4)(e):
          "(e) Liquidation. In the event of the liquidation, the stockholders of the class shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets over the liabilities. The holders of shares shall not be entitled thereby to any distribution upon liquidation of any other Shares. The assets so distributable to the stockholders shall be distributed among such stockholders in proportion to the number of shares held by them and recorded on the books of the Corporation. [The liquidation may be authorized by the unanimous consent of the shareholders.]"

Proposed Article:
          "(e) Liquidation. In the event of the liquidation, the stockholders of the class shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets over the liabilities. The holders of shares shall not be entitled thereby to any distribution upon liquidation of any other Shares. The assets so distributable to the stockholders shall be distributed among such stockholders in proportion to the number of shares held by them and recorded on the books of the Corporation. The liquidation may be authorized by the affirmative vote of two-thirds of all shares entitled to vote."


Proposal 5: To amend the fundamental investment limitations of the Fund to allow the Fund to invest in commercial mortgage-backed securities and loans where the underlying assets are non-dollar denominated Commercial Mortgage Loans

Current Restrictions:
          "The Fund may not:
          1. Borrow money (commonly referred to as "leverage") in an aggregate amount in excess of 33 1/3% of the Fund's total assets (after giving effect to any such leveraging).
          2. Pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure such issuances or borrowings as set forth in restriction No. 1 above or in connection with, to the extent permitted under the 1940 Act, good faith hedging transactions (including interest rate swaps), reverse repurchase agreements, when issued and forward commitment transactions.
          3. Invest in securities of other investment companies, except that the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets but in no event to an extent not permitted by Section 12(d) of the 1940 Act.
          4. [Invest in CMBS where the underlying assets are non-dollar denominated Commercial Mortgage Loans.
          5.] Invest in any security that would cause any investor in the Fund to be required to make a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended."

Proposed Restrictions:
          "The Fund may not:
          1. Borrow money (commonly referred to as "leverage") in an aggregate amount in excess of 33 1/3% of the Fund's total assets (after giving effect to any such leveraging).
          2. Pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure such issuances or borrowings as set forth in restriction No. 1 above or in connection with, to the extent permitted under the 1940 Act, good faith hedging transactions (including interest rate swaps), reverse repurchase agreements, when issued and forward commitment transactions.
          3. Invest in securities of other investment companies, except that the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets but in no event to an extent not permitted by Section 12(d) of the 1940 Act.
          4. Invest in any security that would cause any investor in the Fund to be required to make a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended."